Exhibit 10.3



THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THESE SECURITIES UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                    _________________________


               SECURED CONVERTIBLE PROMISSORY NOTE

                                OF

              IDIGLOBAL.COM (A Delaware Corporation)


$300,000                                                       April 16, 2001
3% Loan origination fee $9,000.00
12% annual interest (applied to all outstanding balance)

     idiglobal.com, a Delaware corporation (the "Company"), for value received, hereby promises to pay to Kevin R. Griffith, an Individual (the "Noteholder"), at 4539 North Vintage Drive, Provo Utah 84604, or its assigns, the sum of Three Hundred Thousand Dollars ($300,000.00), plus a 3% origination fee, totaling nine thousand dollars ($9,000.00), or such other amount as may be outstanding, plus interest accrued on unpaid principal, including unpaid origination fee, compounded annually, at a rate per annum of twelve percent (12%), from the date of this Note until the principal amount hereof and all fees and interest accrued thereon is paid (or converted, as provided in Section 2 hereof). Accrued fees and interest due on this Note shall be payable in full on the Note maturity date of July 1, 2002, at the principal address of Noteholder or by mail to the registered address of the holder of this Note. The principal amount of this Note, with fees and interest accrued thereon, shall be payable at the principal address of Noteholder or by mail to the registered address of the holder of this Note on the earliest to occur of
(i) July 1, 2002, (ii) a default under this Note in accordance with Paragraph 8 below, (iii) upon the closing of the sale of securities pursuant to a registration statement filed by the Company under the Securities Act of 1933, as amended, in connection with the offering of its securities to the public ("Public Offering"), or (iv) the date five (5) days after the date of any breach by the Company of any agreement with Noteholder and/or any affiliate of Noteholder, unless this Note shall have been previously converted pursuant to
Section 2 hereof or as provided otherwise in this Note.

     This Note may be prepaid in full at any time without penalty upon ten
(10) days written notice to Noteholder; provided, however, Noteholder shall have no obligation to accept any payment less than the entire principal balance, plus accrued interest.

     If any payment is not made when due hereunder, time being of the essence, a late fee equal to five percent (5%) of such late payment shall be immediately due hereunder (in addition to all other amounts due hereunder), and all amounts outstanding hereunder shall bear interest until all payments hereunder are brought current at the lesser of (i) the rate of 15% per annum or (ii) the highest rate for which Borrower may legally contract under applicable law.

     All payments hereunder shall be payable in lawful money of the United States of America which shall be legal tender for public and private debts at the time of payments Any and all payments by Borrower under this Note shall be applied as follows: first, to the repayment of any amounts advanced by Noteholder hereunder or related hereto; second, to the payment of any late charges; third, to the payment of accrued interest; and fourth, to the payment of principal.

     The following additional terms and conditions shall apply hereto:

     1. Definitions. The following definitions shall apply for all purposes of this Note:

          1.1 "Company" shall mean the Company as defined above and includes any corporation which shall succeed to or assume the obligations of the Company under this Note.

          1.2 "Change of Control Transaction" shall mean a merger, acquisition, or other business combination in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to different holders in a single transaction or a series of related transactions.

          1.3 "Conversion Date" shall mean the date on which, pursuant to Sections 2 and 3 hereof, Noteholder exercises its right to convert this Note into the Conversion Stock at the Note Conversion Price.

          1.4 "Conversion Stock" shall mean the shares of Common Stock, $0.0001 par value, of the Company, with the rights and terms as set forth in the Company's Amended and Restated Certificate of Incorporation ("Amended Articles"), in the form attached hereto as Exhibit "A" and which is incorporated herein by this reference. The number and character of shares of Conversion Stock are subject to adjustment as provided herein and the term "Conversion Stock" shall include shares and other securities and property at any time receivable or issuable upon conversion of this Note in accordance with its terms.

          1.5     "Note Conversion Price" shall be $0.20 per share.

          1.6 "Noteholder," "holder," or similar terms, when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note.

     2.     Conversion.

          2.1 Conversion of Note. At any time prior to payment in full of the entire principal balance, plus accrued interest, and upon five (5) days written notice, Noteholder shall have the right, at the holder's option, to convert the principal and accrued interest on this Note, in whole or in part, into Conversion Stock at the Note Conversion Price. Conversion under this
Section 2 shall occur only upon surrender of this Note for conversion at the principal offices of the Company, accompanied by written notice of election to convert.

          2.2 Certain Transactions. The Company shall give written notice to Noteholder of any Change of Control Transaction at least twenty (20) business days prior to the date on which such Change of Control Transaction shall take place. Prior to the closing of such Change of Control Transaction, the Company shall, at Noteholder's election, either (i) repay all unpaid principal and interest under this Note, or (ii) convert this Note into Conversion Stock at the Note Conversion Price.

     3. Issuance of Conversion Stock. As soon as practicable after conversion of this Note, the Company, at its expense, will cause to be issued in the name of and delivered to the holder of this Note, a certificate or certificates for the number of shares of Conversion Stock to which the holder shall be entitled upon such conversion (bearing such legends as may be required by applicable state and federal securities laws in the opinion of legal counsel of the Company), together with any other securities and property to which the holder is entitled upon such conversion under the terms of this Note. Such conversion shall be deemed to have been made (i) under Section 2 above and (ii) immediately prior to the close of business on the date that the Note shall have been surrendered for conversion, accompanied by written notice of election to convert. No fractional shares will be issued upon conversion of this Note. If upon any conversion of this Note a fraction of a share would otherwise result, then, in lieu of such fractional share, the Company will pay the cash value of that fractional share, calculated on the basis of the applicable Note Conversion Price.

     4. Adjustment of Number of Shares. The number and character of shares of Conversion Stock issuable upon conversion of this Note (or any shares of stock or other securities or property at the time receivable or issuable upon conversion of this Note) are subject to adjustment upon the occurrence of any of the following events:

          4.1 Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc. In the event that the Company shall fix a record date for the determination of holders of securities affected by any stock split, stock dividend, reclassification, recapitalization or other similar event that will, in the future, affect the number of outstanding shares of the Company's capital stock, then, and in each such case, Noteholder, upon conversion of this Note at any time after the Company shall fix the record date for such event, shall receive, in addition to the shares of Conversion Stock issuable upon conversion on the Conversion Date, the right to receive the securities of the Company to which such holder would have been entitled if such holder had converted this Note immediately prior to such record date (all subject to further adjustment as provided in this Note).

          4.2 Adjustment for Dividends and Distributions. In the event that the Company shall make or issue, or shall fix a record date for the determination of eligible holders of securities entitled to receive, a dividend or other distribution payable with respect to the Conversion Stock (or any shares of stock or other securities at the time issuable upon conversion of this Note) that is payable in (a) securities of the Company other than capital stock or (b) any other assets, then, and in each such case, Noteholder, upon conversion of this Note at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Conversion Stock (or such other stock or securities) issuable upon such conversion prior to such date, the securities or such other assets of the Company to which such holder would have been entitled upon such date if such holder had converted this Note immediately prior thereto (all subject to further adjustment as provided in this Note).

          4.3 Adjustment for Reorganization, Consolidation, Merger. In the event of any reorganization not considered a Change of Control Transaction of the Company (or any other corporation the stock or other securities of which are at the time receivable upon the conversion of this Note) after the date of this Note, or in the event, after such date, the Company (or any such corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation where such transaction is not considered a Change of Control Transaction, then, and in each such case, Noteholder, upon the conversion of this Note (as provided in Section 2) at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which such Noteholder would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if such holder had converted this Note immediately prior thereto, all subject to further adjustment as provided in this Section 4, and the successor or purchasing corporation in such reorganization, consolidation, merger or conveyance (if other than the Company) shall duly execute and deliver to Noteholder a supplement hereto acknowledging such corporation's obligations under this Note. In each such case, the terms of the Note shall be applicable to the shares of stock or other securities or property receivable upon the conversion of this Note after the consummation of such reorganization, consolidation, merger or conveyance.

          4.4 Conversion of Stock. In the event that all of the authorized Conversion Stock of the Company is converted, pursuant to the Amended Articles, into other capital stock or securities or property, or the Conversion Stock otherwise ceases to exist, then Noteholder, upon conversion of this Note at any time after the date on which the Conversion Stock is so converted or ceases to exist (the "Termination Date"), shall receive, in lieu of the number of shares of Conversion Stock that would have been issuable upon such conversion immediately prior to the Termination Date (the "Former Number of Shares of Conversion Stock"), the stock and other securities and property to which such Noteholder would have been entitled to receive upon the Termination Date if such holder had converted this Note with respect to the Former Number of Shares of Conversion Stock immediately prior to the Termination Date (all subject to further adjustment as provided in this Note).

          4.5 Notice of Adjustments. The Company shall promptly give written notice of each adjustment or readjustment of the number of shares of Conversion Stock or other securities issuable upon conversion of this Note, by first class mail, postage prepaid, to the registered holder of this Note at the holder's address as shown on the Company's books. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

          4.6 No Change Necessary. The form of this Note need not be changed because of any adjustment in the number of shares of Conversion Stock issuable upon its conversion.

          4.7 Reservation of Stock. The Company has taken all necessary corporate action and obtained all necessary government consents and approvals to authorize the issuance of this Note and, prior to the conversion hereof, the shares of Conversion Stock issuable upon conversion of this Note. If at any time the number of authorized but unissued Common Stock or other securities shall not be sufficient to effect the conversion of this Note, then the Company will take such corporate action as may, in the opinion of its legal counsel, be necessary to increase its authorized but unissued Stock or other securities to such number of shares of Common Shares or other securities as shall be sufficient for such purpose.

     5. Fully Paid Shares. All shares of Conversion Stock issued upon the conversion of this Note shall be validly issued, fully paid and non-assessable.

     6. No Rights or Liabilities as Shareholder. This Note does not by itself entitle Noteholder to any voting rights or other rights as a shareholder of the Company. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of the holder, shall cause such holder to be a shareholder of the Company for any purpose.

     7. Corporate Action; No Impairment. The Company will not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, repurchase of securities, sale of assets or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate, or as reasonably requested by Noteholder, in order to protect the rights of Noteholder under this Note against wrongful impairment. The Company shall not negotiate with or entertain discussions with any party regarding a Change of Control Transaction without prior written notice to Noteholder. The Company shall not amend its Certificate of Incorporation or issue any capital stock or options to purchase any capital stock of the Company without the prior written consent of Noteholder which shall not be unreasonably withheld; provided, however, that the Company may issue stock in connection with the exercise or conversion of currently outstanding options, warrants and other convertible securities.

     8. Default. The Company will be in default if the Company fails to make any payment when due hereunder. The Company will also be in default if any of the following occurs and such default is not cured within a five (5) day period after Noteholder has given the Company written notice of such default:

               (a) The Company breaches any material obligation to Noteholder hereunder.

               (b) A receiver is appointed for any part of the Company's property, the Company makes an assignment for the benefit of creditors, or any proceeding is commenced either by the Company or against the Company under any bankruptcy or insolvency laws.

               (c) The Company suspends its normal business operations or otherwise fails to continue to operate its business in the ordinary course.

In the event of a default under this Section 8, Noteholder shall, in addition to any other remedies allowed by law, be entitled to accelerate all unpaid principal and interest under this Note.

     9. Registration Rights. Lender shall have the rights provided in this Section 9 upon conversion of this Note into Common Stock of the Company pursuant to the terms of Section 2 above.

          9.1 As used in this Section 9, the following terms shall have the following meanings:

               (a) "Affiliate" shall mean, with respect to any Person (as defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition "control," when used with respect to any specified Person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing).

               (b) "Business Day" shall mean a day Monday through Friday on which banks are generally open for business in New York.

               (c) "Holders" shall mean the Lender or any person to whom the rights under this Section 9 have been transferred in accordance with
Section 9.9 hereof.

               (d) "Person" shall mean any person, individual, corporation, limited liability Borrower, partnership, trust or other non-governmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

               (e) The terms "register," "registered" and "registration" refer to the registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

               (f) "Registrable Securities" shall mean (i) the shares of Common Stock issuable upon conversion of this Note pursuant to Section 2 above; and (ii) any shares of Common Stock issued as (or issuable upon the conversion of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in replacement of the Common Stock; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the Commission, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale or (C) are held by a Holder or a permitted transferee pursuant to
Section 9.9.

               (g) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 9.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

               (h) "Registration Statement" shall have the meaning ascribed to such term in Section 9.2.

               (i) "Registration Period" shall have the meaning ascribed to such term in Section 9.4.

               (j) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

          9.2     At any time after a Public Offering, and within the later of
(i) thirty (30) days after the Public Offering, and (ii) thirty (30) days of the Conversion Date, (the "Filing Date"), the Company shall file a "shelf" registration statement on the appropriate form (the "Registration Statement") with the Commission and use its best efforts to effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) of the Registrable Securities prior to the date which is 75 days after the Conversion Date.

          9.3 All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 9.2 shall be borne by the Company.

          9.4 In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

               (a) use its best efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective until the Holders have completed the distribution described in the registration statement relating thereto. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as "the Registration Period." Notwithstanding the foregoing, at the Company's election, the Borrower may cease to keep such registration, qualification, exemption or compliance effective with respect to any Registrable Securities, and the registration rights of a Holder shall expire, at such time as they are no longer, by reason of Rule 144 promulgated under the Act (or other exemption from registration acceptable to the Company) required to register for the sale thereof; and

               (b)     advise the Holders:

                    (i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                    (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

                    (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

                    (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                    (v) of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

               (c) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

               (d) furnish to each Holder upon request, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference) in the form filed with the Commission;

               (e) during the Registration Period, deliver to each Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto; in addition, upon the reasonable request of the Holder and subject in all cases to confidentiality protections reasonably acceptable to the Company, the Company will meet with a Holder or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Registrable Securities, and will otherwise cooperate with any Holder conducting an investigation for the purpose of reducing or eliminating such Holder's exposure to liability under the Act, including the reasonable production of information at the Company's headquarters;

               (f) prior to any public offering of Registrable Securities pursuant to any Registration Statement, register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement;

               (g) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as Holders may request at least three (3) business days prior to sales of Registrable Securities pursuant to such Registration Statement;

               (h)     upon the occurrence of any event contemplated by
Section 9.4(b)(v) above, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          9.5 The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 9.2 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

          9.6     (a)     To the extent permitted by law, the Company shall
indemnify each Holder and each person controlling such Holder within the meaning of Section 15 of the Act, with respect to which any registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 9.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse each Holder and each person controlling such Holder, for reasonable legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; and, provided further, that the Company will not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities, or the failure of the Finder to comply with the covenants and agreements contained in the Finders Agreement (as defined in Section 9.1(c) hereof), and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) or in the prospectus subject to completion and term sheet under Rule 434 of the Act, which together meet the requirements of
Section 9(a) of the Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any such Holder or any such controlling person, if a copy of the Final Prospectus furnished by the Company to the Holder for delivery was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.

               (b) Each Holder will severally, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Registrable Securities and each person who controls the Company within the meaning of Section 15 of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 9.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, each underwriter of the Registrable Securities and each person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of the prospectus was not made available to the Holder and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages or liabilities in excess of the proceeds received by such Holder in the offering, except in the event of fraud by such Holder.

               (c)     Each party entitled to indemnification under this
Section 9.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

               (d) If the indemnification provided for in this Section 9.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          9.7     (a)     Each Holder agrees that, upon receipt of any notice
from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement contemplated by
Section 9.2 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

               (b) Each Holder shall suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section 9.2 during (i) any period not to exceed two 30-day periods within any one 12-month period the Company requires in connection with a primary underwritten offering of equity securities and (ii) any period, not to exceed one 45-day period per circumstance or development, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable.

               (c) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Section 9.

               (d) Each Holder hereby covenants with the Company (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Act to be satisfied, and (ii) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange, Nasdaq National Market, Nasdaq SmallCap Market or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five (5) business days prior to the date on which the Holder first offers to sell any such Registrable Securities.

               (e) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement described in this Section are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

               (f) Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such registration statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

               (g) At the end of the period during which the Company is obligated to keep the Registration Statement current and effective as described above, the Holders of Registrable Securities included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

          9.8 With a view to making available to the Holders the benefits of certain rules and regulations of the Commission which at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use its reasonable best efforts to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times;

               (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

               (c) so long as a Holder owns any unregistered Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents and provide such other information and cooperation as may be reasonably requested in availing Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration.

          9.9 The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 9.1 may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities, provided, however, that (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice to the Company; and (iii) such transferee agrees to comply with the terms and provisions of this Note, and such transfer is otherwise in compliance with this Note. Except as specifically permitted by this Section 9.9, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

          9.10 With the written consent of the Company and the Holders holding at least a majority of the Registrable Securities that are then outstanding, any provision of this Section 9 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

          9.11 Except to the extent any delay is due to the failure of a Holder to reasonably cooperate in providing to the Company such information as shall be reasonably requested by the Company for use in the Registration Statement, in the event that the Registration Statement is not filed by the Filing Date, the Company shall, for no additional consideration, pay to each Holder as liquidated damages and not as a penalty an amount in cash equal to one percent (1%) of the amount invested by such Holder for each 15 day period in which the Registration Statement remains unfiled; provided, however, that in no event shall the amount of liquidated damages payable by the Company to any Holder pursuant to this Section 9.11 exceed twenty four percent (24%) of the amount invested by such Holder.

     10. Waiver and Amendment. ANY PROVISION OF THIS NOTE MAY BE AMENDED, WAIVED, MODIFIED, DISCHARGED OR TERMINATED SOLELY UPON THE WRITTEN CONSENT OF BOTH THE COMPANY AND NOTEHOLDER.

     11. Assignment; Binding upon Successors and Assigns. The Company may not assign any of its obligations hereunder without the prior written consent of Noteholder. The terms and conditions of this Note shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties.

     12. Waiver of Notice; Attorneys' Fees. The Company and all endorsers of this Note hereby waive notice, demand, notice of nonpayment, presentment, protest and notice of dishonor. If any action at law or in equity is necessary to enforce this Note or to collect payment under this Note, Noteholder shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which it may be entitled. Noteholder will be entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment.

     13. Construction of Note. The terms of this Note have been negotiated by the Company, the original holder of this Note and their respective attorneys and the language hereof will not be construed for or against either Company or Noteholder. Unless otherwise explicitly set forth, a reference to a Section will mean a Section in this Note. The titles and headings herein are for reference purposes only and will not in any manner limit the construction of this Note which will be considered as a whole.
14. Notices. Any notice or other communication required or permitted to be given under this Note shall be in writing, shall be delivered by hand or overnight courier service, by certified mail, postage prepaid, or by facsimile, and will be deemed given upon delivery, if delivered personally, one business day after deposit with a national courier service for overnight delivery, or one business day after transmission by facsimile with confirmation of receipt, and three days after deposit in the mails, if mailed, to the following addresses:

            (i)   If  to Noteholder:

                      Kevin R. Griffith
                      4539 North Vintage Drive
                      Provo, Utah 84604

            (ii)  If  to Company:

                      idiglobal.com
                      800 North 462 East
                      Orem, Utah 84097
                      Attention:  CEO

or to such other address as may have been furnished to the other party in writing pursuant to this Section 14, except that notices of change of address shall only be effective upon receipt.

     15. Governing Law; Consent to Jurisdiction. This Note and all matters relating to this Note shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Utah. Each of the parties submits to the jurisdiction of any state or federal court sitting in Salt Lake County, Utah, in any action or proceeding arising out of or relating to this Note or any other matter arising between the parties and agrees that all claims in respect of the action or proceeding shall be heard and determined in any such court. Each party also agrees not to bring any action or proceeding arising out of or relating to this Note or any other matter arising between the parties in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought.

                     [Signature page follows]


     IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name as of the date first above written. The company hereby agrees and accepts all of the obligations outlined in this convertible note. Acceptance of this note has been approved by all officers and directors of idiglobal.com

The Company:                             IDIGLOBAL.COM
                                         (A Delaware Corporation)


                                          By: /s/ Steve Comer
                                          Name:   Steve Comer
                                          Title:  Chief Executive Officer
                                          Date:   April 16, 2001


AGREED AND ACCEPTED:                      NOTEHOLDER

The Noteholder:                           By: /s/ Kevin R. Griffith
                                          Name:   Kevin R. Griffith
                                          Title:  Noteholder
                                          Date:   April 16, 2001

                            EXHIBIT A

        AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

         AMENDMENT TO SECURED CONVERTIBLE PROMISSORY NOTE
                             BETWEEN
        IDIGLOBAL.COM AND KEVIN R. GRIFFITH ("Noteholder")
                       Dated April 16, 2001


In accordance with Section 10 of the Secured Convertible Promissory Note between idiglobal.com and Kevin R. Griffith ("Noteholder"), dated April 16, 2001 both parties hereby agree, in writing, to amend and waive the Conversion Rights outlined in Section 2, so long as this Note is paid in full by the maturity date of July 1, 2002. If the Note is not paid on or before July 1, 2002, Noteholder does not waive Conversion Rights, and the original Note will remain in full force and effect, and this Amendment will become null and void. At the sole election of the Noteholder, the maturity date of the Note can be extended and waiver of conversion rights outlined in this amendment will remain in effect, so long as such extension is provided in writing, and agreed to and signed by both parties. Mutual agreement to extend the Maturity Date of Note will automatically extend Noteholder waiver of Conversion Rights outlined in this agreement.



The Company:                           IDIGLOBAL.COM
                                       (A Delaware Corporation)

                                       By :    /s/ Steve Comer
                                       Name:   Steve Comer
                                       Title:  Chief Executive Officer
                                       Date:   January 16, 2002


AGREED AND ACCEPTED:

                                       NOTEHOLDER



The Noteholder:                        By:    /s/ Kevin R. Griffith
                                       Name:  Kevin R. Griffith
                                       Title: Noteholder
                                       Date:  January 16, 2002

         AMENDMENT TO SECURED CONVERTIBLE PROMISSORY NOTE
                             BETWEEN
        IDIGLOBAL.COM AND KEVIN R. GRIFFITH ("Noteholder")
                       Dated April 16, 2001


In accordance with Section 10 of the Secured Convertible Promissory Note between idiglobal.com and Kevin R. Griffith ("Noteholder"), dated April 16, 2001 both parities hereby agree, in writing, to amend and waive the Conversion Rights outlined in Section 2, so long as this Note is paid in full by October 1, 2002. If the Note is not paid on or before October 1, 2002, Noteholder does not waive Conversion Rights, and the original Note will remain in full force and effect, and this Amendment will become null and void. At the sole election of the Noteholder, the maturity date of the Note can be extended and waiver of conversion rights outlined in this amendment will remain in effect, so long as such extension is provided in writing, and agreed to and signed by both parties. Mutual agreement to extend the Maturity Date of Note will automatically extend Noteholder waiver of Conversion Rights outlined in this agreement.



The Company:                    IDIGLOBAL.COM
                                (A Delaware Corporation)



                                By :   /s/ Steve Comer
                                Name: Steve Comer
                                Title:   Chief Executive Officer
                                Date:


AGREED AND ACCEPTED:

                                NOTEHOLDER


The Noteholder                  By: /s/ Kevin R. Griffith
                                Name:    Kevin R. Griffith
                                Title:   Noteholder
                                Date:

                             SCHEDULE

     Schedule for Form of Secured Convertible Promissory Note


Noteholder:              CasePak, Inc.               Kevin Griffith
                         214 West Cottage Avenue     4539 North Vintage rive
                         Sandy, Utah 84070           Provo, Utah 84604

Date:                    December 31, 2001           April 16, 2001

Principal amount:        $200,000                    $300,000
3% Loan origination fee  $6,000                      $9,000

         AMENDMENT TO SECURED CONVERTIBLE PROMISSORY NOTE
                             BETWEEN
             IDIGLOBAL.COM AND CASEPAK ("Noteholder")
                     Dated December 27, 2000


Casepak hereby agrees to extend the maturity date of the note between idiglobal.com Inc. and Casepak, dated December 27, 2000 to October 1, 2002.

In accordance with Section 10 of the Secured Convertible Promissory Note between idiglobal.com and Casepak ("Noteholder"), dated December 27, 2000 both parities hereby agree, in writing, to amend and waive the Conversion Rights outlined in Section 2, so long as this Note is paid in full by October 1, 2002. If the Note is not paid on or before October 1, 2002, Noteholder does not waive Conversion Rights, and the original Note will remain in full force and effect, and this Amendment will become null and void. At the sole election of the Noteholder, the maturity date of the Note can be extended and waiver of conversion rights outlined in this amendment will remain in effect, so long as such extension is provided in writing, and agreed to and signed by both parties. Mutual agreement to extend the Maturity Date of Note will automatically extend Noteholder waiver of Conversion Rights outlined in this agreement.



The Company:              IDIGLOBAL.COM
                          (A Delaware Corporation)



                          By:    /s/ Steve Comer
                          Name:  Steve Comer
                          Title: Chief Executive Officer
                          Date:  June 30, 2002



AGREED AND ACCEPTED:

                          NOTEHOLDER: CASEPAK



The Noteholder:           By:     /s/ Kevin Casey
                          Name:   Kevin Casey
                          Title:  Noteholder
                          Date:   June 30, 2002